Convertible Instruments Classified as Equity (Details Textual)	1 Months Ended
Oct. 31, 2019 $ / shares
Convertible Equity Instrument [Abstract]
Convertible equity instrument, description	The Company decided to raise convertible equity finance from supportive existing shareholders. $1,850,000 was raised from the issuance of Convertible Loan Notes. The Loan Notes are short term instruments and carry a coupon of 16% per annum and are convertible (together with all accrued interest) into ordinary shares of nominal value £0.03 each in the capital of the Company at a conversion price of $0.42p, they are not convertible into cash.
Conversion share price	$ 0.42
Warrants exercised period	5 years